Amendment No. 5

to

Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock

This Amendment No. 5 to Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock (this “Amendment”) is entered into effective as of March 30, 2012 (the “Effective Date”), by and among Genesis Biopharma, Inc., a Nevada corporation (the “Company”), and the parties set forth on the signature page hereto as the “Holders” (the “Holders”).

Background

A. The Company and the Holders are the parties to the (A) Tranche A Warrants to Purchase Common Stock (the “Tranche A Warrants”) and (B) Tranche B Warrants to Purchase Common Stock (the “Tranche B Warrants”), as amended by Amendment No. 1 to Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock, dated as of November 30, 2011, Amendment No. 2 to Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock, dated as of December 19, 2011, Amendment No. 3 to Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock, dated as of January 13, 2012 and Amendment No. 4 to Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock, dated as of January 31, 2012.

B. The Holders own all of the currently outstanding Tranche A Warrants and Tranche B Warrants.

C. The Company and the Holders wish to amend the Tranche A Warrants and the Tranche B Warrants as set forth in this Amendment.

Agreement

The Company and the Holders agree as follows:

1. Section 1(d) of each of the Tranche A Warrants is hereby deleted in its entirety and replaced by the following:

“Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the Closing Sale Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.”

2. Section 1(d) of each of the Tranche B Warrants is hereby deleted in its entirety and replaced by the following:

“Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the Closing Sale Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.”

3. Except as expressly set forth in the preceding Sections 1 and 2, each of the Tranche A Warrants and the Tranche B Warrants shall remain in full force and effect.

4. Each Holder represents and warrants to the Company that this Amendment has been duly authorized, executed and delivered by him, her or it and constitutes his, her or its legal, valid and binding obligation, enforceable against him, her or it in accordance with its terms.

5. The Company represents and warrants to the Holders that this Amendment has been duly authorized, executed and delivered by the Company and constitutes the Company’s legal, valid and binding obligation, enforceable against the Company in accordance with its terms.

6. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

7. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES WHICH MIGHT CAUSE THE LAWS OF ANY OTHER JURISDICTION TO BE APPLIED.

IN WITNESS WHEREOF, the Company and the Holders have duly executed this Amendment effective as of the Effective Date.

COMPANY:	HOLDER:

GENESIS BIOPHARMA, INC.	Ayer Capital Partners Master Fund, L.P.

By:	By:
Name:	Name:
Title:	Title:

HOLDER:	HOLDER:

Epworth-Ayer Capital	Bristol Investment Fund, Ltd.

By:	By:
Name:	Name:
Title:	Title:

HOLDER:

Ayer Capital Partners Kestrel Fund, LP

By:
Name:
Title: